Liquidity	12 Months Ended
Dec. 31, 2013
Nature Of Operations And Basis Of Presentation [Abstract]
Liquidity

2. Liquidity

These audited consolidated financial statements have been prepared on a going concern basis under which an entity is considered to be able to realize its assets and satisfy its liabilities in the normal course of business.  Accordingly, the continuing operations of the Company are dependent upon our ability to secure sufficient funding and to generate future profits from operations.  The underlying value and recoverability of the amounts shown as mineral properties, plant and equipment, assets held for sale, investments and other property interests in the consolidated balance sheets are also dependent on our ability to generate positive cash flow from operations and to continue to fund exploration and development activities that would lead to profitable production or proceeds from the disposition of these assets.  There can be no assurance that we will be successful in generating future profitable operations, disposing of these assets or securing additional funding in the future on terms acceptable to us or at all.  These audited consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or liabilities which might be necessary should we not be able to continue as a going-concern.

Management is strongly committed to careful cash management and maintaining liquidity. The Company’s cash burn rate has been dramatically reduced since 2012 and the first half of 2013 as several cash intensive programs such as water treatment and evaluations related to the preparation of the preliminary feasibility have been completed. In addition, several significant cost cutting measures have been introduced including a reduction of management positions, significant reductions in cash compensation for executives, senior management and the Company’s Board of Directors, and the delay or elimination of all discretionary programs, including exploration activities. Other aggressive cost cutting measures, particularly at Mt. Todd, are being pursued. The Company’s cash burn rate is expected to average approximately $2,000 per quarter through 2014, assuming a normal wet season in the Northern Territory.

The Company believes that after giving effect to the sale of 16,000,000 Midas Gold shares during February 2014 (Note 20), its cash position will be sufficient to fund the Company through 2014, and to repay its 2013 Facility (defined in Note 8) in full.  However, additional financing will be required to meet commitments and operating costs in 2015. In addition, the Company hopes to receive $6,250 in July 2014, related to the 2013 sale of the Los Cardones gold project, subject to the Purchaser’s option to elect to not make this payment (Notes 6 and 20). The Company will continue to seek additional financing with priority given to non-dilutive sources such as the sale of non-core assets, including our used mill equipment and if acceptable terms negotiated, the entry into the Guadalupe de los Reyes gold/silver project option agreement with Cangold (Note 20).  However, there can be no assurance that we will be able to timely monetize our non-core assets at a value acceptable to us or at all.